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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated September 4, 1998 in the Registration Statement (Form S-1) and related Prospectus of Future Media Productions, Inc. for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Woodland Hills, California
September 8, 1998